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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         ------------------------------

       Date of Report (Date of earliest event reported): November 30, 2001

                            U.S. MEDICAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

         Nevada                    000-29579                     88-0320389
         ------                    ---------                     ----------
(State or other jurisdiction      (Commission                   (IRS Employer
    of incorporation)             File Number)               Identification No.)

             1405 South Orange Avenue, Suite 600                      32806
             -----------------------------------                      -----
                       Orlando, Florida                             (Zip Code)
                       ----------------
           (Address of principal executive offices)

       Registrant's telephone number, including area code: (407) 849-2288

         (Former name or former address, if changed since last report.)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER MATERIAL EVENTS

         On November 30, 2001, the Company appointed Joseph P. Russell as an independent member of a Special Committee of the Board of Directors.

         Mr. Russell has significant public company experience and previously served as Chief Financial Officer of Barney's Coffee & Tea, Inc. until recently. A certified public accountant, Russell has significant financial experience encompassing the review of all financial and legal aspects of a company.

         Russell graduated from the University of Central Florida with a

Bachelor of Science in Business Administration in June 1980 and currently lives in Orlando with his family.

         On December 14, 2001 the Company issued a press release disclosing the appointment. A copy of the press release is attached hereto as an exhibit.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit 99.1 Press Release issued by the Company on December 14, 2001 (FILED HEREWITH.)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           U.S. MEDICAL GROUP, INC.

December 14, 2001                          By: /s/ Charles Baumann
                                               ---------------------------------

                                           Name: Charles Baumann
                                                --------------------------------

                                           Title: CFO
                                                 -------------------------------



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                                 EXHIBITS INDEX

         Exhibit No.         Exhibit Description                       Page No.
         -----------         -------------------                       --------

         Exhibit 99.1      Press Release issued by the Company on
                           December 14, 2001                   (FILED HEREWITH.)